EXHIBIT 10.18
LICENSE AGREEMENT
     THIS LICENSE AGREEMENT (this “Agreement”) is made and entered into this 17th day of December, 2004 (the “Effective Date”), by and among Z-KAT, INC., a Florida corporation (“Z-KAT”), and MAKO Surgical Corp., a Delaware corporation (“MAKO”). Z-KAT and MAKO are each referred to as a “Party” and collectively as “Parties.”
     WHEREAS, Z-KAT and MAKO have entered that certain Contribution Agreement, dated as of the even date herewith (the “Contribution Agreement”), in which Z-KAT has agreed to enter into this License Agreement;
AGREEMENT
     NOW, THEREFORE, for and in consideration of the premises, the mutual representations, warranties and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE 1
DEFINITION
     1.1 An “Affiliate” of a party means an entity directly or indirectly controlling, controlled by or under common control with that party, where control means the ownership or control, directly or indirectly, of more than fifty percent of all of the voting power of the shares (or other securities or rights) entitled to vote for the election of directors or other governing authority, as of the date of this Agreement or hereafter during the term of this Agreement. However, the entity will be considered an Affiliate only for the time during which such control exists.
     1.2 “[***] Agreements” refers collectively to that certain Cross License Agreement by and between Z-KAT and [***] (“[***]”), a copy of which is attached hereto as Exhibit F, that certain Sublicense Agreement by and between Z-KAT and [***], a copy of which is attached hereto as Exhibit G, and that certain Asset Purchase and Sale Agreement by and between Z-KAT and [***], all of which were entered into effective as of October 1, 2004.
     1.3 “IP Rights” mean patents and patent applications, including provisional patents, design patents and registrations, utility patents, utility models, petty patents; any continuation, continuations-in-part, divisional, extension, provisional application, substitute, reissue, reexamination, renewal, or extension (including any supplementary protection certificate) of any such patent or patent application; any confirmation patent or registration patent or patent of addition based on any such patent; all foreign counterparts of any of the foregoing, and any patent claiming priority to any such patent or patent application (collectively “Patents”); U.S. and foreign copyrights and copyright registrations, database protection rights, mask works and mask work registrations, and all renewals, continuations, and extensions thereof (collectively “Copyrights”); ownership and all rights to control possession, use and/or disclosure of trade secrets and other confidential information; all causes of action relating to any of the forgoing, including the right to collect and receive past damages; all applicable rights under all

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

international and transnational treaties and conventions relating to protection of intellectual or industrial property arising from any of the forgoing, and all other legal rights (whether they arise under contract, statute or common law) for the protection of intellectual or industrial property throughout the world. Specifically excluded from IP Rights are trademarks, trade dress, trade names, and similar rights in indicia of origin.
     1.4 “License” has the meaning given to it in Section 2.1.
     1.5 “License Agreements” mean, collectively, that certain that certain Master Agreement by and between Z-KAT and [***] (“[***]”), effective as of January 1, 2003 (the “[***] License Agreement”), a copy of which is attached hereto as Exhibit A; that certain Agreement by and between Z-KAT and [***] (“[***]”), made effective as of September 19, 2003 (the “[***] License Agreement”), a copy of which is attached hereto as Exhibit B; that certain License Agreement, by and between Z-KAT and [***] (“[***]”), made July 30, 1997 (the “[***] License Agreement”), a copy of which is attached hereto as Exhibit C; that certain License Agreement by and between Z-KAT and [***] (“[***]”), made August 31, 2001 (the “[***] License Agreement”), a copy of which is attached hereto as Exhibit D, and that certain Exclusive License by and between Z-KAT and Barrett Technology (“Barrett”), dated March 12, 1998, a copy of which is attached hereto as Exhibit E. [***] has subsequently assigned his interests in the [***] License Agreement to [***] (“[***]”) ([***] and/or [***], as the case may be, hereinafter referred to as “[***]”).
     1.6 “Licensors” refer to Barrett, [***], collectively. “Licensor” refers to any one of them.
     1.7 “Licensed IP Rights” means (a) all the Licensed Patents and (b) all IP Rights, excluding however Patents, throughout the world that, as of the Effective Date, are owned (in whole or in part) by Z-KAT or have been licensed (including sublicensed) to Z-KAT and are licensable by Z-KAT to others, including without limitation those IP Rights (excluding Patents) licensed to Z-KAT by [***] (the “[***] Licensed IP Rights”), [***] (the “[***] Licensed IP Rights”), [***] (the “[***] Licensed IP Rights”), [***] (the “[***] Licensed IP Rights”), and Barrett (the Barrett Licensed IP Rights”), pursuant to the respective License Agreements, and by [***] (the [***] Licensed IP Rights”) under the [***] Agreements.
     1.8 “Licensed Patents” means those Patents identified on Schedule 1.8, and all Patents claiming the benefit of, priority to, or any subject matter found in, the identified Patents.
     1.9 “MAKO Business” has the meaning given to it in the Contribution Agreement.
     1.10 “MAKO Field” means the medical specialty of orthopedic surgery, which includes, without limitation, the preservation, restoration, development, repair and correction of the musculoskeletal system and associated structures, including, without limitation, the spine and neck, but which expressly excludes non-bone oncology, blood vessels and vitals organs, neurology (which is the medial specialty concerned with the brain, spinal cord and nervous system), non-spine neurosurgery, cranial neurosurgery, ENT and otolaryngology.
     1.11 “Technical Information” means, collectively, all technical information, including without limitation software, documentation, files, data and information contained therein, in

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Z-KAT’s possession relating to the MAKO Business, to the extent is owned or otherwise licensable (including sub-licensable) by Z-KAT to others.
     1.12 “Z-KAT Field” means all fields other than the MAKO Field.
ARTICLE 2
GRANTS OF LICENSE
     2.1 Grant of License to MAKO. Subject to all of the terms and conditions of this Agreement, and in particular the limitations of Section 2.3, Z-KAT grants to MAKO, to the extent it has a right to do so, a worldwide, fully transferable, perpetual, royalty-free and fully paid-up license (or sublicenses, as the case may be) under the Licensed IP Rights within, and limited to, the MAKO Field (the “License”). The License granted hereunder (a) shall include the right to sublicense, (b) is irrevocable and cannot be terminated for any reason (including material breach of this Agreement) except as expressly provided herein, and (c) is transferable to the extent that such transfer is in compliance with Section 11.2.
     2.2 Scope of Grant.
          (a) The License is exclusive within the MAKO Field, but only to the extent that the Licensed IP Rights possessed or licensable by Z-KAT are exclusive within the MAKO Field.
          (b) The License includes, unless it is otherwise expressly stated in this Agreement, and subject specifically to the limitations of Section 2.3, the following rights:
               (i) with respect to Patents, to make, have made, use, lease, sell, offer to sell, and import machines and articles of manufacture for use within the MAKO Field; and to make, have made, use and import machines, tools, materials and other instrumentalities, insofar as such machines, tools, materials and other instrumentalities are involved in or incidental to the development, manufacture, testing or repair of products for use within the MAKO Field, which are made or imported under the authority of the licensee;
               (ii) with respect to Technical Information, to make, use, sell, lease, distribute, publicly display, and make available products solely within the MAKO Field incorporating or embodying the Technical Information;
               (iii) with respect to copyrights, to copy, publicly distribute, publicly perform, publicly display, prepare derivatives, and digitally transmit the work in which the copyright exists, for use within the MAKO Field; and
               (iv) to convey to any purchaser, lessee, or user of any product for use within the MAKO Field, which is made under authority of MAKO or its sublicensee, rights to use and resell the product.
          (c) MAKO may, without the consent of or notice to Z-KAT, grant further sublicenses under the License, but only to the extent and within the scope of the License that it has been granted under this Agreement. However, if any of the License Agreements require

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

notice of grant of sublicense, MAKO must provide notice to the Licensor in accordance with the License Agreement.
     2.3 Limitations on and Exclusions from Grant.
          (a) Notwithstanding section 2.2(a), MAKO may not, and will not, make available to third parties any part or portion of software that is included with or that contains Technical Information except pursuant to a license that obligates the licensee not to disclose the software or use it except as permitted by this Agreement, and subject to all the terms and conditions of this Agreement.
          (b) Notwithstanding section 2.1, the grant to MAKO of a sublicense in section 2.1 under the [***] Licensed IP Rights is non-exclusive. Furthermore, MAKO acknowledges that the License with respect the making or manufacturing products under the [***] License Agreement is conditioned on the prior written approval of [***]. Z-KAT shall diligently work with [***], and MAKO shall cooperate as required, to obtain such approval within a reasonable period of time after the Effective Date of this Agreement. Until [***] has provided written approval for MAKO to make products covered by the Licensed IP Right licensed to Z-KAT under the [***] License Agreement, MAKO may purchase from Z-KAT, and Z-KAT will sell to MAKO at cost, [***] and other products that come within the scope of the Licensed IP Rights licensed to Z-KAT pursuant to the [***] License Agreement that meet the specifications agreed to by MAKO and Z-KAT. All [***] and other products purchased by MAKO from Z-KAT that are covered by Licensed IP Rights under the [***] License Agreement shall be manufactured by an entity approved by MAKO, which approval will not be unreasonably withheld.
          (c) For the avoidance of any doubt, and notwithstanding anything to the contrary in this Agreement, Z-KAT is not granting to MAKO a license or sublicense that it is not otherwise permitted to grant under the Licensed Agreements, or that extends beyond the scope of, or otherwise constitutes a breach of, any agreement to which Z-KAT is a party as of the Effective Date, including without limitation the License Agreements, the [***] Agreements and other agreements (collectively “Prior Agreements”). Z-KAT’s foregoing grant of a License to MAKO under this Article 2 is subject to all of the limitations of the Prior Agreements. In particular, and without limiting the generality of this Section 2.3(c), the scope of the sublicenses granted by this Agreement under the licenses granted in the [***] Agreement are non-exclusive and are limited to the right to make, have made, use, sell, copy, modify, prepare derivatives, adapt, transmit, perform, and reproduce apparatus, processes, software and other works of authorship and information with respect to “ [***] Applications” and “ [***] Platforms,” as those terms are defined in the [***] Agreement.
     2.4 No Other Licenses; No Assignments. Other than the licenses expressly set forth above or in other written agreements, Z-KAT is not granting any other license or sublicense, whether by implication, estoppel or otherwise. Except as otherwise expressly stated, nothing in this Agreement is intended to transfer title to, or other ownership interest in, any IP Right.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ARTICLE 3
PUBLICITY AND CONFIDENTIALITY
     3.1 Confidentiality of Technical Information Exchanged by the Parties. Each Party will hold any technical or other information that is disclosed to it by the other Party, and that is owned, and not licensed to, such other Party (“Confidential Information”) in confidence and take reasonable precautions to maintain and protect the confidentiality of the Confidential Information, but in no event less than reasonable care that it would take to protect its own confidentiality and proprietary information. Technical Information that is owned, and not licensed to, Z-KAT will be treated as Confidential Information. Technical Information that is licensed to Z-KAT and sublicensed to MAKO herein will be treated pursuant to Section 3.3. A receiving Party may disclose Confidential Information of the disclosing Party to, and share the Confidential Information of the disclosing Party with, its employees, contractors, representatives, and others who have a need to know it, so long as each such person is obligated not to disclose such information to others and to use it only for the purposes for which access is being given. Parties other than employees having access to software or to Confidential Information must be licensed to use the Confidential Information, and may only use it to the same extent as the receiving Party is licensed to use it under this Agreement.
     3.2 Exceptions. Notwithstanding the forgoing obligations of confidentiality,
          (a) The receiving Party may, except with respect to software, make available to third parties products and related user documentation incorporating or made using the Confidential Information. The receiving Party may only distribute to third parties Software that is part of, or that includes the Confidential Information, pursuant to a written agreement that obligates each third party not to disclose the software and not to use the software except as expressly permitted by this Agreement, and that expressly forbids use of the software beyond the limits of the licenses granted to the receiving Party in this Agreement.
          (b) The receiving Party may disclose Confidential Information as required by law, but only to the extent required by law, and also in response to a valid order of a court or other government body or any political subdivision thereof, but only if the receiving Party has taken reasonable action to seek a protective order limiting the scope of the disclosure and has promptly notified the disclosing Party of the requirement to disclose the Confidential Information.
          (c) Confidential Information does not include information that (i) is or becomes publicly known through no unauthorized act of a receiving Party or those that it has licensed or given access to the Confidential Information, (ii) is rightfully received by the receiving Party from a third party without obligation of confidentiality, or (iii) is approved by the disclosing Party for public disclosure.
     3.3 Confidentiality of Technical Information of Licensors. MAKO’s obligations under this Agreement with respect to any Technical Information licensed to Z-KAT and sublicensed to MAKO under this Agreement are the same as the obligations placed by the respective Licensors on Z-KAT with respect to such Technical Information, and in no event less than the obligations imposed on a receiving Party by Sections 3.1 and 3.2. MAKO may disclose to others, use and permit others to use any of Technical Information licensed to Z-KAT by a Licensor only to the extent the License Agreement of the Licensor under which the Technical Information is licensed to Z-KAT permits disclosure and use.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     3.4 Publicity and Trademarks. Nothing in this Agreement will be construed as conferring upon either Party or its Affiliates any right to include in advertising, packaging or other commercial activities related to a product, any reference to the other Party (or any of its Affiliates), its trade names, trademarks or service marks in a manner which would be likely to cause confusion or to indicate that such product is in any way certified by the other Party hereto or its Affiliates.
ARTICLE 4
PATENTING; MAINTENANCE OF PATENTS; PAYMENTS
     4.1 Patent Prosecution and Maintenance.
          (a) Z-KAT will initially have the sole right to prosecute, control prosecution of, and maintain the Licensed Patents that are solely owned by Z-KAT (“Z-KAT Licensed Patents.”). However, it may, at is sole option, give control to MAKO to prosecute any one or more the Z-KAT Licensed Patents.
          (b) The Party having control over prosecution of a patent application or patent included in the Licensed Patents will consult and reasonably cooperate with the other Party in determining the best course of action for prosecuting each patent application that is included in the Licensed Patents. The Party in control will keep the other Party informed on each application’s or patent’s status and will promptly provide to the other Party copies of all papers and correspondence filed or sent in connection with the application. The Party not having control must have reasonable opportunity to consult with the other Party prior to the Party in control undertaking any action that may materially affect the scope, validity, or existence of the application.
          (c) Should a Party decide to give up control and responsibility for prosecution of a patent application, or decide to abandon such application with the intent not to continue examination of the claimed invention in another application, it must give the other Party reasonable notice of its intentions and take all reasonable steps to cooperate with the other Party and to transfer to it control of the application without loss of rights.
          (d) Should MAKO be given or take control of prosecution or maintenance of a patent application, Z-KAT will execute, and will take reasonable actions to obtain the cooperation of their respective employees in executing, all papers reasonably required to enable the other Party to file, prosecute and maintain such patent applications.
          (e) Nothing in this Section 4.1 shall be deemed to require MAKO to prosecute or maintain any Z-KAT Licensed Patents that MAKO (i) deems in its sole discretion no longer necessary to conduct the MAKO Business and (ii) renounces pursuant to Section 4.6.
     4.2 Maintenance Fees and Prosecution Costs.
          (a) For patents and patent applications included the Licensed IP Rights, MAKO will pay to Z-KAT its Ratable Share (defined in Section 4.2(c)) of all reasonable costs associated with prosecution and issuance of each patent or patent application (“Prosecution Costs”) included within the Licensed Patents. Examples of Prosecution Costs include

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

reasonable legal fees and foreign associate charges, filing fees, duplication costs, courier fees and the like. Maintenance, renewal fees (or “annuities”) and other periodic fees and taxes that must be paid to maintain a patent or patent application are not, for purposes of this section, Prosecution Costs. Should MAKO take responsibility for prosecution of any of the Licensed Patents, Z-KAT will be responsible for reimbursing MAKO for amounts in excess of its Ratable Share of the Prosecution Costs for each such patent or patent application.
          (b) MAKO will, within 15 days after receipt of written notice from Z-KAT, pay to Z-KAT its Ratable Share of costs (other than Prosecution Costs) associated with maintaining each patent and patent application included in the Licensed Patents, including without limitation any periodic government fees (“Maintenance Fees”) — e.g. maintenance fees, renewal fees, “annuities” and the like — and reasonable third-party charges and costs associated with tracking and paying the fees (collectively, “Maintenance Costs”). Should MAKO take responsibility for payment of the Maintenance Costs of any of the Licensed Patents upon mutual consent between MAKO and Z-KAT, Z-KAT will, within 15 days after receipt of written notice from MAKO, reimburse MAKO for amounts in excess of MAKO’s Ratable Share of the Maintenance Costs.
          (c) For the purposes of this Section 4.3, “Ratable Share,” with respect to any particular patent or patent application, equal to [***] where [***] is [***] under the particular patent or patent application; or, in the case of minimum royalties, sublicenses under the Licensed Agreement pursuant to which such Minimum Royalties are due.
     4.3 Running Royalties. For activities undertaken by, on behalf of, or under the authority of MAKO, its affiliates, and its sublicensees, MAKO will pay all royalties and other amounts of money that, if these activities were undertaken by Z-KAT, Z-KAT would otherwise be obligated to pay under the respective License Agreements as a consequence of the activities (“Running Royalties”).
     4.4 Minimum Royalties. MAKO will pay, in addition to Running Royalties, a portion of all Minimum Royalties (as defined below) and other amounts due under the License Agreements (other than the [***] License Agreement) after the Effective Date that are necessary to maintain a grant of license or exclusivity under a grant of license (“Minimum Royalties”). The portion of the Minimum Royalties that MAKO must pay under a given one of the License Agreements is the difference between the sum of any amounts actually paid by MAKO pursuant to Section 4.1 under the License Agreement, and a Ratable Share Minimum Royalty that is otherwise due under the License Agreement. Nothing in this Section 4.4 shall be deemed to require MAKO to maintain or pay any Minimum Royalties with respect toe Licensed Patents that MAKO (a) deems in its sole discretion no longer necessary to conduct the MAKO Business and (b) renounces pursuant to Section 4.6.
     4.5 Payments.
          (a) Except for Maintenance and Prosecution Costs that Z-KAT incurs, MAKO will pay all amounts due under this Agreement to a particular Licensor directly to the Licensor if the Licensor agrees to accept such payments directly from MAKO and to relieve Z-KAT from all obligations or responsibilities for collecting and paying amounts due from MAKO (as a

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

sublicensee) and for providing reports. Otherwise, MAKO will pay to Z-KAT all such amounts and provide to Z-KAT any reports required of Z-KAT or a sublicensee under the respective License Agreements. Z-KAT will immediately pay those amounts to the respective Licensors.
          (b) Except for Maintenance and Prosecution Costs, and unless MAKO comes to a different agreement with the Licensor as permitted under section 4.5(a), all of MAKO’s payments will be due and payable on the same schedules as Z-KAT’s payments are due under the respective License Agreements. If MAKO must pay Running Royalties and Minimum Royalties to Z-KAT pursuant to section 4.5(a), MAKO must pay to Z-KAT any and all amounts within 15 days after receipt of written notice from Z-KAT that such payment is due. MAKO must also deliver to Z-KAT any reports on the activities of MAKO and those under its authority that are due under the License Agreement.
          (c) Maintenance and Prosecution Costs incurred by Z-KAT will, to the extent they are reasonable, be reimbursed by MAKO within 45 days of presentation of an invoice or other document requesting payment. Z-KAT will, at MAKO’s request, supply any available additional documentation to substantiate the costs.
          (d) In the event Z-KAT fails to make any payment when due and payable under any one of the License Agreements and MAKO makes the payment Z-KAT is otherwise obligated to pay, MAKO may, at its option, pay to the Licensor the amount due, in which case it may seek reimbursement from Z-KAT for Z-KAT’s share of the payment that was due.
          (e) In the event MAKO fails to make any payment which it is obligated to make under this Agreement with respect to any sublicense granted hereunder, to Z-KAT or to any particular Licensor within thirty (30) days after receiving written notice by Z-KAT of MAKO’s failure to make such payment, then such sublicense granted to MAKO hereunder for which such payment was due shall terminate; provided, that this Agreement shall remain in full force and effect. However, if there is a genuine dispute between MAKO and a Licensor under a License Agreement regarding any amount due, MAKO’s failure to pay such amount will not give rise to termination of the sublicense granted hereunder, though MAKO will remain obligated to reimburse Z-KAT for MAKO’s share of any amounts paid by Z-KAT to such Licensor within 15 days of resolution of such dispute.
     4.6 Renunciation of License. MAKO may give up its license with respect to any one or more Licensed Patents by giving written notice to Z-KAT of its intention to do so, which will be effective immediately. MAKO will remain liable for any Prosecution Costs and Maintenance Costs incurred prior to giving up its license, but will have no further rights or obligations under this Article 4 with respect to the particular patent or patent application.
     4.7 Records and Audit. Unless MAKO otherwise comes to an agreement with the Licensor pursuant to Section 4.5(a), MAKO will keep all books, records and other information necessary for Z-KAT to comply with its obligations under each License Agreement with respect to sublicensees. In the event MAKO pays Z-KAT Running Royalties and Minimum Royalties pursuant to Section 4.4(a), MAKO (including related companies and sublicensees) will keep full, clear and accurate records with respect to all Licensed Products necessary for determining the amounts due to Z-KAT under this Agreement, and will furnish any information which Z-KAT

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

may reasonably prescribe from time to time to enable Z-KAT to ascertain the amounts due. Z-KAT may, not more than once per calendar year and only through accredited auditors, make an examination, following advance notice and during normal business hours, of all records and accounts bearing upon the amount of royalty payable to it hereunder. The auditors may disclose only the amounts due and may not disclose any records or other information of MAKO and their customers. Payments must be made within 60 days to compensate for any errors or omissions disclosed by such examination. If such audit discloses under-reporting of 5 percent or greater with respect to the reported sums paid to Z-KAT by MAKO during the applicable period subject to such audit, MAKO will fully reimburse Z-KAT within 60 days after demand, for the reasonable fees and disbursements for completing such audit. Otherwise, Z-KAT will be responsible for payment of the actual costs (including professional fees and disbursements) for each such audit.
ARTICLE 5
OTHER OBLIGATIONS OF MAKO
     5.1 Marking. MAKO will place a patent notice in accordance with 35 U.S.C. §287 on any products made by or on behalf of MAKO, which are covered by, or made with a process covered by, a US patent included within the Licensed IP Rights. MAKO will also require that each such product made under its authority (other than a product made by, on behalf of, or under authority of the other Party) will also be marked with a notice in accordance with 35 U.S.C. §287. Otherwise, MAKO shall not have any obligation to mark any product.
     5.2 Sublicensee Obligations under License Agreements. Notwithstanding anything to the contrary in this Agreement, MAKO will, with respect to its sublicense under each of the License Agreements, assume each obligation that a sublicensee must have under the License Agreement in order to avoid breach of the License Agreement and warrants that it comply with all terms and conditions of each License Agreement that apply to sublicensees.
     5.3 Grant Back of Non-Exclusive License. MAKO grants to Z-KAT a fully paid, royalty-free, non-exclusive, irrevocable, non-terminable license in the Z-KAT Field to make, have made, use, sell, offers for sale, copy, publicly distribute, perform, display and transmit (except as otherwise limited below), prepare derivatives, disclose and make available, publish arising from any Improvements (defined below) owned, invented, created or discovered either solely or jointly with others by MAKO or its employees, or otherwise licensable by MAKO without payment to an unrelated third party. This foregoing license is fully transferable, in whole or in part, without permission of MAKO and includes the right to grant sublicenses at any level. “Improvements” are (a) any inventions (whether or not patented) that would, if practiced, come within the scope of any Patents included in the Licensed IP Rights; (b) derivatives of any works of authorship (including software) that is the subject of the License granted to MAKO, or any work (including software) that, but for the License granted to MAKO, would infringe any of the Copyrights included in the Licensed IP Rights; and (c) inventions, software or additional technical information incorporating or embodying Technical Information licensed to MAKO, or that, but for the Technical Information licensed to MAKO, could not have been developed or discovered. MAKO must disclose any Improvements not previously disclosed to Z-KAT to Z-KAT promptly after Z-KAT’s request. Technical information developed by MAKO and disclosed to Z-KAT will be treated as Confidential Information of MAKO under Article 3.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     5.4 Good Faith Negotiation for Additional Licenses. MAKO will negotiate with Z-KAT in good faith to grant to Z-KAT on commercially reasonable, but mutually agreeable terms, a royalty-bearing license to Z-KAT in the Z-KAT Field, in addition to the royalty-free, non-exclusive license for Improvements under Section 5.3, under any IP Rights to any inventions (whether or not patentable), works of authorship (including software), or technical information conceived of, reduced to practice, created, developed or discovered, either solely or jointly with others, by MAKO, its employees and contractors. MAKO’s failure to offer or agree to an exclusive license will not be evidence of a lack of good faith or unreasonable.
ARTICLE 6
ENFORCEMENT
     6.1 No Obligation to Enforce; Cooperation. Subject to the rights of the Licensors of the Licensed IP Rights, neither Party has an obligation to enforce through a legal proceeding any Licensed IP Rights. MAKO will not enforce any of the Licensed IP Rights outside the MAKO Field without the prior consent of Z-KAT. Z-KAT will not enforce the Licensed IP Rights inside the MAKO Field without the prior consent of MAKO. In the event one Party desires to bring a legal action to enforce any of the Licensed IP Rights, the Parties will act promptly and in good faith, subject to the rights of the relevant Licensor of each of the Licensed IP Rights to be enforced, to negotiate terms and conditions under which one or both of the Parties may bring the action.
ARTICLE 7
LIMITED WARRANTIES; REPRESENTATIONS AND COVENANTS
     7.1 Each Party covenants that it will not terminate or knowingly take any action that would cause or permit termination of the License Agreements. Z-KAT covenants that it will not amend the License Agreements or knowingly take any other actions that would limit sublicenses granted under this Agreement.
     7.2 To the knowledge of Z-KAT, practice of the Licensed IP Rights, within the scope of the License granted in this Agreement (including all of its limitations), does not infringe any third party IP Rights.
     7.3 EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO MARKETABILITY, USE OR FITNESS FOR ANY PARTICULAR PURPOSE, AND NON-INFRINGEMENT.
ARTICLE 8
BANKRUPTCY
     Z-KAT and MAKO each acknowledges and agrees that this Agreement (i) constitutes a license of Intellectual Property (as such term is defined in the United States Bankruptcy Code, as amended (the “Code”)), and (ii) is an executory contract, with significant obligations to be performed by Z-KAT and MAKO. The parties hereto agree that each may fully exercise all of its rights and elections under the Code following any event of bankruptcy affecting the other, including, without limitations, those set forth in Section 3 65(n) of the Code. If requested by

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

MAKO, MAKO shall be entitled to (a) enjoy all of the rights, benefits and use granted hereunder for the remaining duration of the terms plus any renewal periods and (b) Z-KAT shall immediately make available to MAKO all product, source code, formulas, information, documents and raw materials as may be necessary for MAKO to continue to utilize the License and sublicenses granted hereunder following a rejection of the License and/or the sublicenses set forth in this Agreement in a Z-KAT bankruptcy.
ARTICLE 9
INDEMNIFICATION
     9.1 Indemnification.
          (a) Subject to the provisions of this Article 9, including, without limitation, Section 9.2, Z-KAT will indemnify in respect of, and hold MAKO and its officers, directors, employees and agents harmless against, any and all damages, claims, deficiencies, losses, including taxes, and all expenses (including interest, penalties, and reasonable attorneys’ and accountants’ fees and disbursements but reduced by any tax savings, benefits or offsets to which any party shall be entitled directly or indirectly by reason thereof) (collectively “Damages”), resulting from a third party claim of: (i) any misrepresentation, breach of warranty or failure to perform any covenant or agreement on the part of Z-KAT under this Agreement or (ii) failure to maintain any of the License Agreements. Z-KAT further agrees to indemnify in respect of, and hold MAKO, its officers, directors, employees and agents harmless against, all Damages, injuries and deaths claimed by a third party resulting directly or indirectly from production, manufacture, sale, marketing, lease, use of a product or service by Z-KAT or its Affiliates, except to the extent such Damages, injury or death results from the negligence, gross negligence or intentional misconduct of MAKO, its employees, officers and directors.
          (b) Subject to the provisions of this Article 9, including, without limitation, Section 9.2, MAKO agrees to indemnify in respect of, and hold Z-KAT and its officers, directors, employees and agents harmless against, any and all Damages resulting from a third party claim of: (i) any misrepresentation, breach of warranty, or (ii) failure to perform any covenant or agreement on the part of MAKO under this Agreement, except to the extent such Damages result from the negligence, gross negligence or intentional misconduct of Z-KAT or its respective employees, officers and directors. MAKO further agrees to indemnify in respect of, and hold Z-KAT, the Licensors, and their respective offices, directors, employees and agents harmless against, all Damages, injuries and deaths claimed by a third party resulting directly or indirectly from production, manufacture, sale, marketing, lease, use of a product or service by MAKO or its Affiliates, except to the extent such Damages, injury or death results from the negligence, gross negligence or intentional misconduct of Z-KAT, the Licensors, or their respective employees, officers and directors.
     9.2 Method of Asserting Claims, Etc. The party or parties claiming indemnification under this Article (whether one or more) are hereinafter collectively referred to as the “Indemnified Party” and the party against whom such claims are asserted hereunder is hereinafter referred to as to the “Indemnifying Party.” All claims for indemnification by any Indemnified Party under this Article 9 will be asserted and resolved as follows:

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          (a) MAKO shall have the right to enforce all claims in connection with the use of the Licensed Patents in the MAKO Field and Z-KAT shall have the right to enforce all claims in connection with the use of the Licensed Patents in the Z-KAT Field.
          (b) In the event that any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against or sought to be collected from such Indemnified Party by a third party (a “Third Party Claim”), such Indemnified Party will with reasonable promptness notify the Indemnifying Party of such claim or demand, specifying the nature of and specific basis for such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate will not be conclusive of the final amount of such claim and demand (the “Claim Notice”)). The Indemnifying Party will not be obligated to indemnify such Indemnified Party with respect to any such claim or demand to the extent the failure of such Indemnified Party to promptly notify the Indemnifying Party of such a claim or demand materially prejudices the Indemnifying Party’s ability to defend against the claim or demand. The Indemnifying Party will have 30 days from the personal delivery or mailing of the Claim Notice (the “Notice Period”) to notify such Indemnified Party (i) whether or not it disputes the liability of the Indemnifying Party to such Indemnified Party hereunder with respect to such claim or demand and (ii) whether or not it desires at the sole cost and expense of the Indemnifying Party, to defend such Indemnified Party against such claim or demand; provided, however, that such Indemnified Party is hereby authorized prior to and during the Notice Period to file any motion, answer or other pleading which it deems necessary or appropriate to protect its interests or those of the Indemnifying Party and not materially prejudicial to the Indemnifying Party. In the event that the Indemnifying Party notifies such Indemnified Party within the Notice Period that it desires to defend such Indemnified Party against such claim or demand, except as hereinafter provided, the Indemnifying Party will have the right to defend by all appropriate proceedings. If such Indemnified Party desires to participate in, but not control, any such defense or settlement it may do so at its sole cost and expense. If requested by the Indemnifying Party, such Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any claim or demand which the Indemnifying Party elects to contest, and, if appropriate and related to the claim in question, in making any counterclaim against the person asserting the third party claim or demand, or any cross-complaint against any person. No claim may be settled by the Indemnifying Party without the consent of such Indemnified Party, which consent will not be unreasonably withheld. Notwithstanding the foregoing, in connection with a Third Party Claim asserted against both such Indemnified Party and the Indemnifying Party, if (x) such Indemnified Party has available to it defenses which are in addition to those available to the Indemnifying Party, (y) such Indemnified Party has available to it defenses which are inconsistent with the defenses available to the Indemnifying Party or (z) a conflict exists or may reasonably be expected to exist in connection with the representation of both such Indemnified Party and the Indemnifying Party by the legal counsel chosen by the Indemnifying Party, such Indemnified Party will have the right to select its own legal counsel. If such Indemnified Party selects its own legal counsel pursuant to the immediately preceding sentence and the underlying Third Party Claim is otherwise subject to the scope of the indemnification obligations of the Indemnifying Party pursuant to this Article 9, the reasonable fees and expenses of such legal counsel will be included within the indemnification obligations of the Indemnifying Party; provided that under no circumstances will the Indemnifying Party be obligated to indemnify such Indemnified Party against the fees and expenses of more than one legal counsel selected by such Indemnified Party in connection with a

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

single claim (notwithstanding the number persons against whom the Third Party Claim may be asserted).
          (c) In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected from it by a third party, such Indemnified Party will send a Claim Notice with respect to such claim to such Indemnifying Party. If such Indemnifying Party does not notify such Indemnified Party within the Notice Period that such Indemnifying Party disputes such claim, the amount of such claim will be conclusively deemed a liability of such Indemnifying Party hereunder.
ARTICLE 10
TERM AND TERMINATION
     10.1 Term. This Agreement will become effective as of the Effective Date and will continue until terminated according to its terms or until all of the License Agreements terminate and all Licensed IP Rights have expired.
     10.2 Voluntary Termination By MAKO. MAKO may voluntarily terminate this Agreement upon 60 days written notice to Z-KAT.
     10.3 Survival.
          (a) To the extent permitted by the respective License Agreements, or to the extent MAKO and the respective Licensor agree, Z-KAT’s grant of sublicense to MAKO under the License Agreement will survive termination of the License Agreement. Otherwise, the sublicense will terminate with respect to any terminated License Agreement.
          (b) If a grant of sublicense to MAKO is terminated (or does not survive termination of the License Agreement under which it is granted), MAKO will cease all use of the Technical Information that is sublicensed pursuant to the terminated sublicense and either destroy all copies of it or return it to Z-KAT, as directed by Z-KAT or the Licensor of the Technical Information.
          (c) Articles 1, 3 and 9 will survive and continue after termination. Any amounts due under Article 4 prior to termination will remain due and become immediately payable.
ARTICLE 11
MISCELLANEOUS PROVISIONS
     11.1 Registration and Recordation of License Agreement. Notwithstanding the obligations of confidentiality of Article 3, each Party consents to registration of this Agreement if required by law, for the grants of licenses to be effective, or to make it effective against subsequent assignees or licensees. Specifically, and without limiting the foregoing, each Party consents to recordation of this Agreement in connection with any patents or copyright registrations included in the Licensed IP Rights. However, Exhibits to this Agreement must be

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

removed or redacted to show only the patents and copyright registrations and no additional information.
     11.2 Assignment. MAKO may assign this Agreement, but only upon (a) a written notice to Z-KAT specifying the assignee, (b) the assignee agrees to be bound by all of the terms and conditions of this Agreement as applicable to such assignee, and, if applicable, (c) a prior written consent from the third party Licensor as required under the applicable License Agreement. This Agreement will be binding on successors in interest and permitted assigns. Z-KAT may assign this Agreement with the prior written consent of MAKO, which shall not be unreasonably withheld only if the assignee agrees to be bound by all of the terms and conditions of the Agreement.
     11.3 Notices. All notices and other communications which are required or which may be given under the provisions of this Agreement will be in writing and may be delivered (a) personally, (b) by facsimile transmission, (c) expedited delivery service with proof of delivery or (d) sent by United States Mail, postage prepaid, registered or certified, return receipt requested, addressed as follows:

If to Z-KAT:

Z-KAT, Inc.
2903 Simms Street
Hollywood FL 33020
Phone: (954) 927-2044
Facsimile: (954) 927-0446
Attention: Chief Financial Officer

With copy (which shall not constitute notice) to:

Hogan & Hartson L.L.P.
555 Thirteenth Street, NW
Washington, DC 20004
Telephone: 202-637-5600
Fax: 202-637-5910
Attention: Christopher J. Hagan, Esq.

If to MAKO:

MAKO Surgical Corp.
2903 Simms Street
Hollywood FL 33020
Phone: (954) 927-2044
Facsimile: (954) 927-0446
Attention: Chief Financial Officer
or to such other address designated by the parties as provided above. Any such notice will be deemed to have been given either at the time of personal delivery or, in the case of delivery

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

service or mail, as of the date of first attempted delivery at the address and in the manner provided herein.
     11.4 Choice of Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES).
     11.5 Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify its terms and provisions.
     11.6 No Strict Construction. This Agreement is the result of substantial negotiations among the Parties and their counsel and has been prepared by their joint efforts. Accordingly, the fact that counsel to one Party or another may have drafted this Agreement or any portion of this Agreement is immaterial and this Agreement will not be strictly construed against any Party.
     11.7 Severability and reformation. Wherever possible, each provision of this Agreement will be interpreted in such manner as to be effective. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision will be fully severable and this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement will remain in full force and effect. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable; provided, however, that, if any such change will materially diminish the practical realization of the benefits intended to be conferred to any party to this Agreement, such party may terminate this Agreement upon written notice to each other party within 30 days after learning such change has been effected.
     11.8 Consents; Waivers. Any consent or approval required as a condition to an action under this Agreement will be effective only (a) if in writing and signed by the Party whose consent is sought, (b) with respect to the specific matter made the subject to such consent or approval (and no other matter), and (c) for the specific instance(s) expressly set forth in such consent or approval (and no earlier or subsequent instances). Any Party may waive any condition, covenant, term, or provision of this Agreement, but any such waiver will be effective only (a) if in writing and signed by the Party sought to be bound by such waiver, (b) with respect to the specific condition, covenant, term, or provision expressly made the subject to such waiver (and no other condition, covenant, term, or provision), and (c) for the specific instance(s) expressly set forth in such waiver (and no earlier or subsequent instances). Without limiting the foregoing sentence, none of the following will constitute a waiver of the rights of a Party to this Agreement to demand exact compliance with the conditions, covenants, terms, and provisions of this Agreement: (a) a failure of such Party to exercise any power reserved to it in this Agreement; (b) a failure of such Party to insist upon compliance by any other Party to this Agreement with any condition, covenant, term, or provision in this Agreement; (c) a delay, forbearance, or omission of such Party to exercise any power; or (d) any custom or practice of the Parties at variance with the terms of this Agreement. The consent or approval of any Party to this

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Agreement with respect to the act of any other Party to this Agreement will not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act. Subsequent acceptance by a Party to this Agreement of any performance due to it under this Agreement will not be deemed to be a waiver by such first Party of any preceding breach by any other Party of any terms, provisions, covenants, or conditions of this Agreement.
     11.9 Force Majeure. Neither party will be in default or otherwise liable for any delay in or failure of its performance under this Agreement if such delay or failure arises by any reason beyond its reasonable control, including any act of God, any acts of the common enemy, the elements, earthquakes, floods, fires, epidemics, riots, failures or delay in transportation or communications, or any act or failure to act by the other party or such other party’s employees, agents, or independent contractors or representatives; provided, however, that lack of funds will not be deemed to be a reason beyond a party’s reasonable control. The parties will promptly inform and consult with each other as to any of the above causes that in their judgment may or could be the cause of a delay in the performance of this Agreement.
     11.10 Legal Costs. If any action is brought to enforce or interpret the terms of this Agreement (including through arbitration), the prevailing Party will be entitled to reasonable legal fees, costs, and disbursements in addition to any other relief to which such Party may be entitled.
     11.11 Equitable Remedies. Each Party to this Agreement recognizes that the obligations imposed on it in Articles 2 and 3 are special, unique, and of extraordinary character. Accordingly, each Party to this Agreement agrees and declares that it is impossible to measure in money the damages that will accrue by reason of its failure to perform any of its obligations under Articles 2 and 3 and that, in the event of breach by it of any such obligation, the remedy at law for such breach will be inadequate. Therefore, each Party to this Agreement, by execution of this Agreement, waives the claim or defense that there is an adequate remedy at law and agrees it will not urge in any action or proceeding to which it is a party that relates to Articles 2 and 3 the claim or defense that such remedy at law exists. Furthermore, the parties, by execution of this Agreement, agree that each other Party is entitled (without proving damages or posting bond) to equitable remedies, including specific performance and injunctive relief (in addition to damages) as a remedy for the enforcement of Articles 2 and 3.
     11.12 Integration. This Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions between them. Neither of the Parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the Party to be bound thereby.
     11.13 No Partnership. Neither this Agreement, nor any terms and conditions contained herein, will be deemed or construed to create a partnership, joint venture, other form of business enterprise or association or cooperative arrangement, agency relationship, or franchise relationship between the Parties or otherwise to create any liability for either Party whatsoever with respect to the indebtedness, liabilities, and obligations of the other Party.

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     11.14 Counterparts. This Agreement may be executed in any number of counterparts and will be effective when each Party to this Agreement has executed at least one counterpart, with the same effect as if all signing parties had signed the same document. All counterparts will be construed together and evidence only one agreement, which, notwithstanding the actual date of execution of any counterpart, will be deemed to be dated the day and year first written above. In making proof of this Agreement, it will not be necessary to account for a counterpart executed by any Party other than the Party against whom enforcement is sought or to account for more than one counterpart executed by the Party against whom enforcement is sought.
     11.15 Facsimile Signatures. The manual signature of any Party to this Agreement that is transmitted to any other Party or counsel to any other Party by facsimile will be deemed for all purposes to be an original signature.
[NEXT PAGE IS SIGNATURE PAGE]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.

Z-KAT, Inc.
By:	/s/ Maurice R. Ferré
	Name:	Maurice R. Ferré
	Title:	President
	Date:	12-17-04

MAKO Surgical Corp.
By:	/s/ Maurice R. Ferré
	Name:	Maurice R. Ferré
	Title:	President
	Date:	12-17-04

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SCHEDULE 1.8
LICENSED PATENTS
Z-KAT OWNED PATENTS
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[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Patents and Patent Applications Exclusively Licensed from Z-KAT (as co-owner)
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[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Patents Exclusively Sub-Licensed from Z-KAT (Licensor: [***] )
[***]
Patents and Patent Applications Exclusively Sub-Licensed from Z-KAT (Licensor: [***] )
[***]
Patents and Patent Applications Exclusively Sub-Licensed from Z-KAT (Licensor: [***] )
[***]
Patents and Patent Applications Exclusively Sub-Licensed from Z-KAT (Licensor: Barrett Technologies)
[***]
Patents and Patent Applications Nonexclusively Sub-Licensed from Z-KAT (Licensor: [***] )
[***]
Patents Nonexclusively Sub-Licensed from Z-KAT, Inc. (Licensor: [***] )
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[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT A
[[***] LICENSE AGREEMENT]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT B
[[***] LICENSE AGREEMENT

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT C
[[***] LICENSE AGREEMENT]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT D
[[***] LICENSE AGREEMENT]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT E
[BARRETT LICENSE AGREEMENT]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT F
[[***] CROSS LICENSE AGREEMENT]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT G
[[***] SUBLICENSE AGREEMENT]

[***] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.